Pioneering a new class of RNA medicines to increase targeted gene expression May 2025 C O R P O R A T E O V E R V I E W

Forward-Looking Statements This presentation contains forward‐looking statements that are based on the beliefs and assumptions and on information currently available to CAMP4’s management. All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward‐looking statements include information concerning the initiation, timing, progress and results of preclinical and clinical trials of CAMP4’s product candidates, the timing or likelihood of regulatory filings and approvals for any of its product candidates, and estimates regarding CAMP4’s expenses, future revenues, and future capital requirements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “looks,” “seeks,” “predicts,” “potential,” “ongoing,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions, although not all forward-looking statements are accompanied by such words. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause CAMP4’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. This information was factually accurate on the date it was published. CAMP4 assumes no duty to update the information to reflect subsequent developments, except as required by law. The safety and efficacy of CAMP4’s product candidates and/or uses under investigation have not been established. There is no guarantee that any of our product candidates will receive regulatory authority approval or become commercially available in any country for the uses being investigated or that any such product candidate will achieve a particular revenue level. In particular, CAMP4’s expectations could be affected by, among other things, uncertainties involved in the development of new therapeutic products; unexpected clinical trial results or unexpected new clinical data; unexpected regulatory actions or delays or government regulation generally; CAMP4’s ability to obtain or maintain patent or other proprietary intellectual property protection; competition in general; CAMP4’s ability to establish and maintain collaborations, strategic relationships and supply arrangements, or to realize the intended benefits from such relationships or arrangements; whether CAMP4’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; CAMP4’s ability to raise additional funding on favorable terms, or at all; the rate and degree of market acceptance and clinical utility of CAMP4’s product candidates; the ability and willingness of our third-party collaborators to continue research, development and manufacturing activities relating to our product candidates; the accuracy of our data analyses or estimates for the potential and market for our products; and government, industry, and general public pricing and other political pressures. The actual results may vary from the anticipated results and the variations may be material. Other factors that may cause the Company’s actual results to differ from current expectations are discussed in the Company’s filings with the SEC, including the sections titled “Risk factors,” “Management’s discussion and analysis of financial condition and results of operations” and “Special note regarding forward-looking statements” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. Except as required by law, CAMP4 undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. 2

CAMP4 overview RAP Platform: regRNAs are master controllers of gene regulation Lead metabolic program: Urea Cycle Disorders Lead CNS program: SYNGAP1-related Disorders 3 Agenda

CAMP4 is the leader in gene regulatory RNA (regRNA) discovery and regRNA-targeting antisense oligonucleotide (ASO) therapies to upregulate gene expression to restore healthy protein levels 4 Our proprietary RAP Platform was built for the discovery of novel regRNAs that regulate the expression of every protein-coding gene Our current focus is on metabolic and CNS genetic diseases where modest increases in protein expression can be clinically meaningful Safety, PK and key biomarker data from Phase 1 study of CMP-CPS-001 for Urea Cycle Disorders expected in Q4 ’25 and advancement of CMP-SYNGAP-01 into GLP tox studies NASDAQ: CAMP There are prevalent diseases where gene upregulation is likely to have a meaningful clinical benefit Pioneering a new class of RNA medicines to increase targeted gene expression

5 World-class management team, experienced board and advisors Josh Mandel-Brehm President & CEO David Bumcrot, PhD Chief Scientific Officer Michelle Gates Chief People Officer Caleb Moore Chief Business Operations Officer Yuri Maricich, MD Chief Medical Officer Kelly Gold Chief Financial Officer Board of Directors James Boylan Ingo Chakravarty Michael Higgins Steven Holtzman Josh Mandel-Brehm Amir Nashat, ScD Paula Ragan, PhD Andy Schwab Murray Stewart, DM FRCP Ravi Thadhani, MD Douglas Williams, PhD Rick Young, PhD Len Zon*, MD *Board observer, co-founder Daniel Tardiff, PhD SVP, Head of Discovery Satya Kuchimanchi, PhD SVP, Technical Operations Alla Sigova, PhD VP, Head of Platform

Program Indication Target Discovery & Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Commercial Rights Metabolic diseases CMP-CPS-001 Urea Cycle Disorders CPS1 Phase 1 MAD data in Q4’25 CMP-CPS-001 Expansion Urea Cycle Disorders- OTC heterozygotes CPS1 CNS diseases CMP-SYNGAP-01 SYNGAP1-related Disorders SYNGAP1 Initiation of GLP tox studies in ‘25 New Named Program Genetically defined Parkinson’s disease (PD) and sporadic PD GBA1 New Discovery Programs CNS & Metabolic Numerous Collaborations Advancing a pipeline in metabolic and CNS genetic diseases 6 Strategic research collaboration leveraging CAMP4’s RAP Platform advancing novel therapeutics that increase protein levels by targeting regRNA sequences for two genetic targets. Active discovery and development of multiple programs utilizing RAP Platform

CAMP4 overview RAP Platform: regRNAs are master controllers of gene regulation Lead metabolic program: Urea Cycle Disorders Lead CNS program: SYNGAP1-related Disorders 7 Agenda

8 regRNAs play a central role in the regulation of every gene’s expression mRNA Activators and repressors bind to regRNAs to control the transcriptional state regRNAs originate from enhancers and promoters to control the expression of protein-coding genes Active Enhancer Nucleus Transcription Factors and Regulators Target Gene Promoter Activators Repressors regRNAActive Enhancer Increased mRNA expression Addresses root cause of haploinsufficient or partial loss-of-function diseases by returning targeted protein levels to within a healthy range ASOs disrupt the interactions between repressors and regRNAs enabling increases in gene expression regRNA (Modulated) Active Enhancer ASO binds regRNA 1 2 3 Source: Sharp et al. (2022) RNA 28: 52-57; Henninger et al. (2021) Cell 184:207-225; Sartorelli & Lauberth (2020) Nat. Struct. Mol. Biol. 27: 521-8; Oksuz et al. (2023) Molecular Cell 83: 2449-63.

9 1. Map candidate regRNAs 2. Generate ASO leads 3. Optimize leads CAMP4’s proprietary RAP Platform catalogs thousands of regRNAs in any tissue and generates ASO leads to increase gene expression Next-gen sequencing and machine learning algorithms map regRNAs controlling every expressed gene. One of the most extensive, proprietary regRNA databases to date across wide range of tissue types. Liver or CNS Rapidly pinpoint regions where ASO binding results in optimal upregulation of a target gene Therapeutic candidates are designed to integrate a range of chemical modifications and tissue-targeting delivery strategies optimizing potency and safety

CAMP4 applies its RAP Platform to genetic diseases where modest increases in gene expression can be clinically meaningful

Platform Fit

Upregulating target gene by modest amount can provide clinically meaningful benefit

Increase target gene

Increase function

Functional benefit is **proportional to** increased gene expression


Disease Severity
Healthy
Mild
Severe
50% activity
Potential range of clinically meaningful threshold
Protein expression levels

Haploinsufficiency

Functional benefit is **a multiple of** increased gene expression


Disease Severity
Healthy
Mild
Severe
<50% activity
Potential range of clinically meaningful threshold
Protein expression levels

Partial loss of function

Translation and Druggability

- Ability to achieve delivery and target engagement in the desired cell type
- Compelling preclinical datasets in relevant disease models

Clinical, Regulatory and CMC

- Defined patient population
- Efficacy can be evaluated in Ph 1/2 based on availability of biomarkers
- Established manufacturing & supply chain
- Clear or established path to approval

Commercial Potential

- High unmet need, often life threatening
- Differentiated from competition, with attractive revenue potential

10

CAMP4 overview RAP Platform: regRNAs are master controllers of gene regulation Lead metabolic program: Urea Cycle Disorders Lead CNS program: SYNGAP1-related Disorders 11 Agenda

Urea Cycle Disorders (UCDs) are a set of life-threatening inherited metabolic diseases characterized by the accumulation of toxic ammonia

Mutation in one of several urea cycle enzymes or transporters causes suboptimal ureagenesis (conversion of ammonia to urea)



AMMONIA
OTC mutated
retaining only partial activity
OTC
ASS1
NAGS^
CPS1
Dysfunctional
Urea Cycle
ASL
ARG1
UREA

*Enzyme levels >5% of normal, severe symptoms persist beyond the first month of life
^NAGS enzyme produces the co-factor NAG which activates CPS1

UCD background

- Ammonia accumulates to dangerous levels without warning, posing a constant risk of life-threatening hyperammonemic crises and irreversible brain damage
- Collectively, we believe there are **~4,300** diagnosed symptomatic patients in the US; potential for opportunity to expand with increased diagnosis rates
  - CAMP4 UCD severe* opportunity is estimated to be 2,300 diagnosed symptomatic patients out of 3,700 prevalent
  - Female OTC Heterozygotes represent an estimated **incremental** 2,000 diagnosed symptomatic patients

Current standard of care is symptomatic

- No mutation agnostic disease modifying treatments available
- Symptomatic therapies include nitrogen scavengers (3-4 pills / day) and a strict diet that borders on malnutrition
- Constant risk of hyperammonemic crises which can be caused by infection, lapse in diet or medications

Sources: Yilmaz et al. (2022), Buerger et al. (2020), Posset et al. (2019), Sen et al. (2024), Batshaw et al. (1986), Trinity Primary Research – N=6 OTCd KOLs, April 2025, Komodo Claims Data 2016-2024

Trinity Life Sciences analysis of Komodo Claims data shows ~3.1K unique female OTC patients with at least 2 instances of ICD-10 code E72.4 diagnosis from 2016-2024

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CAMP4 is targeting increased expression of CPS1, resulting in amplified ureagenesis and improved conversion of ammonia to urea

CPS1 is the gatekeeper of the urea cycle

CMP-CPS-001 is a GalNAc-conjugated ASO that binds to a CPS1-specific regRNA to increase CPS1 expression and upregulate the expression of multiple urea cycle enzymes to amplify the conversion of ammonia to urea, potentially addressing more than 90% of patients with late onset UCDs.


CMP-CPS-001
AMMONIA
OTC
ASS1
NAGS^
CPS1
Functional
Urea Cycle
ASL
ARG1
UREA

13

Clinical observations and prior studies have shown that modest increases in ureagenesis can significantly reduce disease severity


Fatal
Severity
Healthy
CMP-CPS-001 target therapeutic benefit
Late onset patients (>1 month)
Ureagenesis
Early onset
(Mortality at birth)
Severe UCDs
(~90% patients)
OTC female heterozygotes
(Range of symptoms)
WT

Sources: OTC deficiency prevalence sourced from CAMP4; Diagnosis rate informed by CAMP4 diagnosis rate assumption and extrapolations; "Gyato et al. (2004) Ann. Neurol. 55(1):80-6, McCullough et al. (2000) Am. J. Med. Genet. 93(4):313-9, Scharre et al. (2022) Ann. Clin. Transl. Neurol. 9(11):1715-26, Sen et al. (2024) Mol. Genet. Genomic Med. 12(4):e2443, Sprouse et al. (2014) Mol. Genet. Metab. 113(1-2):136-41.

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CMP-CPS-001 has the potential to be the 1st disease modifying therapy

	CAMP4	Standard-of-Care (symptomatic)
	CMP-CPS-001* *Anticipated Profile*	RAVICTI® (glycerol phenylbutyrate) Oral Liquid
Description	**Increase ureagenesis via GalNAc-conjugated ASO** 1x monthly (titratable), subcutaneous	**Nitrogen-binding agent, "scavenger"** 1-3x daily, oral liquid
Population	• ~90% of severe UCD patients (pediatric and adult) • Female OTC heterozygotes	Broadly applicable
	✓ **Prevent hyperammonemic crises** ✓ **Reduce or remove scavengers** ✓ **Liberalize protein-restricted diet**	❑ **Hyperammonemic crises risk** ❑ **Significant pill burden** ❑ **Strict protein-restricted diet**

*CMP-CPS-001 has been granted Rare Pediatric Disease Designation and Orphan Drug Designation

15

CMP-CPS-001 targets the key regRNA controlling CPS1 expression

RAP Platform identified CPS1 regRNA



Target of CMP-CPS-001
CPS1 regRNA
*
CPS1 enhancers:
CPS1 gene
CPS1 promoter



regRNA
First-pass Screen
Tiling
Fine-tuning
Clinical candidate:
CMP-CPS-001

CMP-CPS-001 increases CPS1 mRNA in primary WT liver cells



Donor 1
Donor 2
<0.0001
<0.0001
0.0050
Fold Change of CPS1 mRNA levels (relative to UTC)
8
6
4
2
0
UTC
1.25 µM
2.5 µM
5 µM
0.156 µM
0.313 µM
0.625 µM
1.25 µM
2.5 µM
5 µM
NTC
CO-2992

Activity confirmed in OTC deficient donor cells with CMP-CPS-001 analog (clinical candidate without GalNac)

NTC = non-targeting control

16

ASO targeting mouse *Cps1* regRNA in Otc-deficient mice reduces ammonia and supports once-monthly dosing



Onset
(1-2 wks)
Maintenance
(~4 wks)
Return
(~1-2 wks)
15N-Ammonia
(Normalized to OtcD/PBS)
1.5
1.0
0.5
0.0
1
8
15
22
29
36
43
50
57
Days
PBS
10 mg/kg
30 mg/kg
90 mg/kg
Cumulative Dose
WT Range
Dosing days 1, 3, 5 (indicated dose split over 3 days)

- The Otc$^{spf\text{-}ash}$ mouse model carries a patient mutation in Otc that reduces mRNA levels
- Otc activity is 5%-10% of wild-type[1]
- Model displays elevated ammonia relative to wild-type mice following an acute ammonia challenge

- ASO was shown to cause significant ~50% reduction in toxic ammonia (approx. WT levels)
- Correlated with ~20% increase in urea production (data no shown)
- Maximal effect achieved in 2-3 weeks
- Response persisted for ~1 month

[1]Hodges and Rosenberg, PNAS, 1989

17

18 Using 13C-Sodium Acetate for ureagenesis in WT NHP NHP administered drug once-monthly. Ureagenesis assessed up to 30 days after final dose. Data shown is one week after a second dose. Error bars represent standard error of the mean; PBS denotes phosphate-buffered saline; * denotes p<.05; ** denotes p<.01. ~↑40% Using ureagenesis rate test (URT), CMP-CPS-001 was shown to increase ureagenesis up to 40% in wildtype cynomolgus monkeys 0 60 120 180 240 0 500 1000 1500 2000 2500 min (t) U re ag en es is A UC (μ M x m in ) Ureagenesis AUC (13C-Urea) * **5 mg/kg CMP-CPS-001 PBS URT uses 13C-labeled sodium acetate to measure ureagenesis CMP-CPS-001 increases ureagenesis in NHPs

19 Clinical Program Update: CMP-CPS-001 expansion into Ph 1b in OTC heterozygotes MAD* HV - data expected in Q4 2025 Cohort 2 Cohort 3 Cohort 4 Dosing complete PRIMARY FOCUS: safety, inform MAD PRIMARY FOCUS: safety and pharmacokinetics / pharmacodynamics (URT) Cohort 1 (4 mg / kg) (1.8 mg / kg) (0.6 mg / kg) (0.2 mg / kg) Cohort 1 Cohort 2 Dosing complete *SAD and MAD utilize same dose scheme PRIMARY FOCUS: safety, pharmacokinetics / pharmacodynamics (URT) in OTC heterozygotes Anticipated OTC expansion SAD* HV - completed Cohort 3 Cohort 4 OTC heterozygote cohort *n=10- 12 participants per cohort, 3:1 randomization drug to placebo. MAD frequency is q28 days x 3 doses. Subcutaneous administration.

20 Phase 1 SAD safety and PK summary (all cohorts 1 – 4) SAD portion of study completed. Conducted planned interim analysis of safety data for 48 normal healthy volunteer participants. 4 Cohorts of 12 participants each, randomized 3:1 investigational product to placebo; 36 individuals received a single subcutaneous dose of CMP-CPS-001. CMP-CPS-001 was well tolerated, with no evidence of a maximum tolerated dose. No safety trends of concern have been observed, including no treatment-emergent serious adverse events. Pharmacokinetic data similarly was observed to be consistent with expectations, demonstrating a dose- dependent increase in exposure with clear separation between dose levels. Safety results were favorable and consistent with profiles of approved liver- targeted ASOs, with all TEAEs being Grade 1 (mild) or Grade 2 (moderate) with no concerning safety trends.

Ongoing trial has the potential to support a combined Phase 2/3 study

Data Elements

1 Safety

- Vitals
- Cardiac monitoring
- Liver function tests
- Immunogenicity

2 Pharmacokinetics

- Plasma and urine measurements
- Compare human pharmacokinetic behavior to pre-clinical data observations
- Observe that human PK achieves levels expected to demonstrate efficacy on ammonia and ureagenesis in animal studies

3 Ureagenesis rate test (PD)

- Ureagenesis measures rates of flux through the urea cycle
- Rates of ureagenesis correlate with reduction in ammonia (approvable endpoint)
- URT utilized by other programs to correspond with clinically meaningful dropping of low protein diet and scavenger (supportive care measures)

Key Endpoint(s) in one or more anticipated Phase 2 / 3 Trials:

- Ammonia (recognized approvable endpoint)
- Diet liberalization (Responder analysis)
- Nitrogen Scavenger reduction (Responder Analysis)
- Ureagenesis, Plasma glutamine
- Clinical events

21

CAMP4 overview RAP Platform: regRNAs are master controllers of gene regulation Lead metabolic program: Urea Cycle Disorders Lead CNS program: SYNGAP1-related Disorders 22 Agenda

SYNGAP1 is a haploinsufficiency with 10,000+ US patients in need of therapy 23 Haploinsufficiency results in 50% of normal protein levels 10,000+ SYNGAP1 patients in the US High unmet need for disease-modifying therapy 6.1–10 per 100K incidence rate 1,2 ~85% have seizures, potentially experiencing 10+ per day 3,4,5 ICD-10 code assigned in 2021 0 approved therapies SYNGAP1 Haploinsufficiency 50% SynGAP protein 1 López-Rivera et al., Brain, 2020; 2 Marotta et al., Curr Probl Pediatr Adolesc Health Care, 2024; 3 Holder et al., GeneReviews, 2019; 4 SYNGAP1-Related Epilepsy, Epilepsy Foundation (Accessed May 2025); 5 Vlaskamp et al. Neurology, 2019 SYNGAP1 SYNGAP1

Dire unmet need for a targeted disease modifying therapy to alter SYNGAP1 disease course



Complex Symptoms

Developmental delay and/or intellectual disability
100% of patients [1,2,3]

Generalized epilepsy
~85% of patients [3,4,5]

Severe behavioral problems
~70% of patients [1,5]

Sleep problems
~60% of patients [2,5]

Limited communication
~30% non-verbal, single words [4]

No Approved Therapy

- Non-specific treatments have limited impact on SYNGAP1 symptoms
  - Anti-seizure medications
  - Cannabinoids
  - Sleep medications
- Polypharmacy is common – *Patient regimen [6] example:*
  - *Epidiolex*
  - *Ravicti*
  - *Sodium bicarb*
  - *Amantadine*
  - *Trazodone in PM*
  - *Melatonin in PM*
  - *1:1 CBD/THC in PM*
  - *Small dose of Onfi*
- Constant patient care needed and caregiver worry

[1] Wiltrout, et al., Epilepsia, 2024; [2] Jimenez-Gomez, et al. J Neurodev Disord, 2019; [3] Holder et al., GeneReviews, 2019; [4] SYNGAP1-Related Epilepsy, Epilepsy Foundation (Accessed May 2025); [5] Vlaskamp et al. Neurology, 2019; [6] SynGAP Research Fund (SRF)

24

CAMP4 aims to increase SynGAP protein levels to restore SynGAP at the synapse and improve disease symptoms 25 Mutations in SYNGAP1 lead to decreased SynGAP protein, causing increased synaptic firing Neuronal Excitability 1 Illustrative depiction of Electroencephalogram EEG1 Reduced SynGAP-PSD95 complexes; increased post-synaptic AMPAR at baseline 50% SynGAP protein PSD95 SynGAP AMPAR Glutamate Presynapse Postsynapse EEG1 Restored SynGAP-PSD95 complexes; restored post-synaptic AMPAR at baseline Increased SynGAP protein PSD95 SynGAP AMPAR Glutamate Presynapse Postsynapse CMP-SYNGAP-01 CMP-SYNGAP-01 binds to a SYNGAP1-specific regRNA to increase SYNGAP1 expression, aiming to restore SynGAP towards wild-type levels and normalize synaptic function Restored Neuronal Excitability

Targeting SYNGAP1 regRNA increases transcriptional machinery and nascent transcription 26 ASO binding to SYNGAP1 regRNA increases RNA Pol II recruitment at SYNGAP1 promoter RegRNA-targeting ASO increases nascent RNA A B C SYNGAP1 promoter regions Human SYNGAP1 regulatory regions • Increased RNA Polymerase II at SYNGAP1 promoter (Chromatin Immunoprecipitation) • All groups treated with regRNA-targeting ASO • Data normalized to NTC for both control genes and SYNGAP1 • Increased SYNGAP1 nascent transcription • Nascent transcription analysis of cells treated with NTC or ASO • Data normalized to NTC NTC CMP-SYNGAP-01 NTC CMP-SYNGAP-01 0.0 0.5 1.0 1.5 2.0 2.5 Fo ld C ha ng e N or m al iz ed to N TC Nascent SYNGAP1 mRNATotal SYNGAP1 mRNA

27 Targeting SYNGAP1 regRNA restores wild-type SYNGAP1 levels in patient iPSC-derived neurons compared to familial control NTC = non-targeting control Patient with a heterozygous nonsense mutation in Syngap1 (K1185X) and their healthy familial control 6. 25 12 .5 25 50 10 0 20 0 6. 25 12 .5 25 50 10 0 20 0 6. 25 12 .5 25 50 10 0 20 0 0.0 0.5 1.0 1.5 2.0 FC in S YN G AP 1 m R NA N or m al iz ed to H ea lth y Fa m ili al C on tr ol Familial Control SYNGAP Patient NTC- ASO NTC- ASOCMP-SYNGAP-01 50% ↓ in patient neurons 100% ↑ in patient neurons with ASO SY N G A P1 m R N A Fo ld C ha ng e N or m al iz ed to Fa m ili al C on tr ol NTC- ASO CMP-SYNGAP-01

CMP-SYNGAP-01 restores near-normal protein levels in Humanized Mouse Model Haploinsufficient for SynGAP

Homozygous Mouse
- No copies of mouse *Syngap1*
- Two copies of Human *SYNGAP1*





ns
ns
***
****
SynGAP Protein
Fold Change Normalized to Homozygous Control
1.25
1.00
0.75
0.50
0.25
0.00
-
aCSF
25ug
50ug
100ug
Homozygous Control
Haploinsufficient

Haploinsufficient Mouse
- No copies of mouse *Syngap1*
- Single copy of Human *SYNGAP1*



aCSF = artificial CSF
****, p<0.0001



ICV
Terminal
D1
Mouse age: P21
D15
Protein

(SYNGAP1-ZBTB9)1Bpro/Mmjax mouse strain obtained from the Mutant Mouse Resource and Research Centers (originally deposited by Benjamin Prosser, Ph.D., University of Pennsylvania).

28

CMP-SYNGAP-01 rescues motor function deficits and increased activity of Humanized Mouse Model Haploinsufficient for SynGAP

Motor defects are rescued (Rotarod)



Rotarod Average all trials
ns
**
*
Latency to fall (s)
HOM aCSF
HET aCSF
HET CMP-SYNGAP-01

Motor function

Spatial learning defect is rescued (Y-Maze)



Novel Arm Exploration
ns
*
*
% Time Novel Arm Exploration
HOM aCSF
HET aCSF
HET CMP-SYNGAP-01

Cognition & memory

Increased activity is rescued (PalmReader)



Distance Traveled
ns
***
**
Distance (pixel)
HOM aCSF
HET aCSF
HET CMP-SYNGAP-01

Hyperactivity & anxiety

SynGAP protein levels are increased



Hom - aCSF
Haplo - aCSF
Haplo - ASO
Fold Change
Normalized to Homozygous Controls
Cortex
Hippocampus

ASO treatment increases SynGAP protein levels by 1.5-1.7-fold

aCSF = artificial CSF

*, p <0.05
**, p<0.01
***, p<0.001



P27
P2
P5
P15-23
2 x ICV injections
(30 ug / dose)
Rotarod
PalmReader
Y-Maze
Takedown

- Hom- aCSF (N=12)
- Haplo- aCSF (N=18)
- Haplo- ASO (N=10)

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Nonhuman Primate PK/PD Study to Assess CMP-SYNGAP-01 Pharmacology


IT
24 hr PK
CSF
D1
IT
24 hr PK
CSF
D15
IT
24 hr PK
CSF
D29
Terminal
CSF
D43
Protein
mRNA
ASO

Study Design

Cynomolgus monkey

TA	Dose	Dosing frequency
aCSF		Q2w x3
CMP-SYNGAP-01	low	Q2w x3
	mid	Q2w x3
	high	Q2w x3

- Intrathecal administration
- N = 4 animals/group
- Formulated in aCSF

Key Takeaways

- CMP-SYNGAP-01 was clinically well-tolerated at all dose levels
- IT administration achieved dose-linear exposure across brain regions
  - Deeper brain structures (e.g., substantia nigra, caudate, etc.) had lower ASO concentrations
- SynGAP protein increased ~1.5-fold across brain regions implicated in disease

30

Dose-linear increases of CMP-SYNGAP-01 levels across brain regions following repeat IT administration



CMP-SYNGAP-01 (µg/g)
100
80
60
40
20
0
aCSF
Low
Mid
High
Frontal cortex
Temporal cortex
Parietal cortex
Motor cortex
Occipital cortex
Hippocampus
Substantia nigra
Caudate
Putamen
Hypothalamus

aCSF = artificial CSF

- Dose-linear CMP-SYNGAP-01 concentrations achieved with repeat IT administration
- Generally, even distribution across multiple disease-relevant brain regions
- Lower ASO levels observed in deep brain regions, consistent with known ASO biodistribution following IT administration

Highest ASO levels observed in brain regions primarily involved in SYNGAP1-related disorders

31

Intrathecal administration of CMP-SYNGAP-01 to monkeys resulted in a ~50% increase in SynGAP protein


aCSF
low
mid
high
Frontal Cortex
Intellectual Disability
Hippocampus
Learning & Memory
Occipital Cortex
EEG signature
Motor Cortex
Motor function
SynGAP Protein
Normalized to aCSF
****
*
ns
**
***
ns
ns
ns
ns
*
ns
*
0
1
2
3
0.0
0.5
1.0
1.5
2.0
2.5

aCSF = artificial CSF
*, p <0.05
**, p<0.01
***, p<0.001
****, p<0.0001

32

33 CAMP4 positioned to be first in the clinic for SYNGAP> 1 yr, 100 pts of data obtainable from natural history study Standard-of-Care Natural History Study  No disease modifying therapies available  Patients currently treated using a polypharmacy approach of symptomatic treatments  Third party SRF sponsored study is ongoing, advocacy / center of excellence driven  > 1 yr, 100 pts of data obtainable from natural history study  Existing center of excellence is central node for translational / clinical excellence Center-of-Excellence  GLP toxicity studies expected to initiate in 2025  Potential for CMP-SYNGAP-01 to be first clinical candidate evaluated in patients Path to Approval  Established path to approval for a developmental epileptic encephalopathy (DEE)  Seizure quantification as primary + neurodev. scale Path to Clinic

CAMP4 is the leader in gene regulatory RNA (regRNA) discovery and regRNA-targeting antisense oligonucleotide (ASO) therapies to upregulate gene expression to restore healthy protein levels 34 Our proprietary RAP Platform was built for the discovery of novel regRNAs that regulate the expression of every protein-coding gene Our current focus is on metabolic and CNS genetic diseases where modest increases in protein expression can be clinically meaningful Safety, PK and key biomarker data from Phase 1 study of CMP-CPS-001 for Urea Cycle Disorders expected in Q4 ’25 and advancement of CMP-SYNGAP-01 into GLP tox studies NASDAQ: CAMP There are prevalent diseases where gene upregulation is likely to have a meaningful clinical benefit Pioneering a new class of RNA medicines to increase targeted gene expression

Thank you May 2025 C O R P O R A T E O V E R V I E W